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                                                                   EXHIBIT 10.86

           Fourth Amendment to Amended and Restated Credit Agreement
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            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of September 30, 2002 is among EZCORP, INC., a Delaware corporation ("Borrower"), each of the Lenders signatory hereto party to the Agreement referred to below, and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association, as Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity the "Agent") and as the Issuing Bank.

                                    RECITALS:

         Borrower, Agent, Lenders and Issuing Bank have previously entered into that certain Amended and Restated Credit Agreement dated as of December 15, 2000 as amended by (a) that certain First Amendment to Amended and Restated Credit Agreement dated as of May 1, 2001, (b) that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 10, 2001, and (c) that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 3, 2001 (as amended, the "Agreement").

         Borrower, Agent, Lenders and Issuing Bank now desire to amend the Agreement to extend the existing Loans.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         1.1 Definitions. All capitalized terms not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II



         2.1 Amendment to Definitions in Section 1.1. Effective as of the date hereof, the following definition in Section 1.1 of the Agreement is amended and restated or added to read in its entirety as follows:

                  "Termination Date" means, with respect to the Tranche A Loan and the Swing Loan, 8:00 a.m. San Francisco, California time on November 1, 2002, or such earlier date and time on which the Tranche A Commitment and the Swing Commitment terminate as provided in this Agreement.



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                                   ARTICLE III

                              Conditions Precedent

         3.1 Condition. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

             (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

                  (i) This Amendment executed by the Borrower, the Agent, the
             Issuing Bank and the Lenders and consented by the Guarantors.

                  (ii) Resolutions of the Board of Directors of Borrower
             certified by its secretary or assistant secretary which authorizes the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents executed in connection herewith.

                  (iii) A certificate of incumbency certified by the secretary or the assistant secretary of Borrower certifying the names of the officers thereof authorized to sign this Amendment and the other Loan Documents together with specimen signatures of such officers.

                  (iv) Resolutions of the Board of Directors of each of the
             Guarantors certified by its secretary or assistant secretary which authorize the execution, delivery and performance by each of the Guarantors of this Amendment and the other Loan Documents executed in connection herewith.

                  (v) A certificate of incumbency certified by the secretary or the assistant secretary of each Guarantor certifying the names of the officers thereof authorized to sign this Amendment and the other Loan Documents together with specimen signatures of such officers.

                  (vi) A bring down certificate of the Secretary or Assistant
             Secretary of the Borrower and each Guarantor certifying that the Certificate or Articles of Incorporation (or Partnership Agreement) and Bylaws have not been modified in any respect from the copies thereof previously provided to the Agent and the Lenders in connection with the Credit Agreement dated as of December 10, 1998 among the Borrower, the Agent, the Issuing Bank and the Lenders.

             (b) No Default. No Default shall have occurred and be continuing.

             (c) Representations and Warranties. All of the representations and warranties contained in Article VII of the Agreement, as amended hereby and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as



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         of such date, except to the extent such representations and warranties speak to a specific date

                  (d) Amendment Fee. The Borrower shall have paid to the Agent for the account of the Lenders a nonrefundable amendment fee in the amount of $7,500 per Lender (the "Amendment Fee"), which Amendment Fee is due and payable as of the date hereof; provided that; in the event the Borrower and any Lender shall execute and deliver on or before November 1, 2002 any documentation related to a resyndication of the Obligations, such executing Lender shall credit its Amendment Fee to any amounts due to such executing Lender as an upfront fee or similar fee in connection with such resyndication.

                                   ARTICLE IV

                 Ratifications. Representations and Warranties

         4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders, Issuing Bank and Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         4.2 Representations and Warranties. Borrower hereby represents and warrants to the Lenders, Agent and Issuing Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the certificate of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) no Default has occurred and is continuing, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                    ARTICLE V

                                  Miscellaneous

         5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders, Agent or Issuing Bank or any closing shall affect the representations and warranties or the right of the Lenders, Agent or Issuing Bank to rely upon them.



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         5.2 Reference to Agreement. Each of the Loan Documents, including the
Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         5.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.4 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Travis County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         5.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders, Agent, Issuing Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

         5.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures transmitted by facsimile or other electronic means shall be effective as originals.

         5.7 WAIVER AND RELEASE. IN ORDER, TO INDUCE THE AGENT, THE LENDERS AND THE ISSUING BANK TO AGREE TO THIS AMENDMENT, BORROWER AND EACH GUARANTOR REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH EACH OF THEM:

                  (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF, AND

                  (b) RELEASE. RELEASES AND DISCHARGES THE AGENT, THE LENDERS AND THE ISSUING BANK, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY GUARANTOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN



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                  DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREBY.

                  5.8 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of Page Intentionally Left Blank]



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Executed as of the date first written above.

                                               BORROWER:

                                               EZCORP, INC.

                                               By:  /s/ DANIEL N. TONISSEN
                                                  ------------------------------
                                                  Name:  Daniel N. Tonissen
                                                       -------------------------
                                                  Title:  Sr. Vice-President
                                                        ------------------------


 (Signature Page to Fourth Amendment to Amended and Restated Credit Agreement)
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                                             AGENT, ISSUING BANK AND LENDER:

                                             WELLS FARGO BANK TEXAS, NATIONAL
                                             ASSOCIATION


                                             By: /s/ RICHARD GAN
                                                --------------------------------
                                                Richard Gan
                                                Vice President



 (Signature Page to Fourth Amendment to Amended and Restated Credit Agreement)
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                                                OTHER LENDERS:

                                                BANK ONE, N.A.


                                                By:  /s/ CARL F. SHAFER
                                                   -----------------------------
                                                   Name:  Carl F. Shafer
                                                        ------------------------
                                                   Title:  First Vice President
                                                         -----------------------




 (Signature Page to Fourth Amendment to Amended and Restated Credit Agreement)
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                                    GUARANTY BANK

                                    By:  /s/ CHRIS HARKRIDER
                                       -----------------------------
                                       Name: Chris Harkrider
                                            ------------------------
                                       Title: Senior Vice President
                                             -----------------------




















 (Signature Page to Fourth Amendment to Amended and Restated Credit Agreement)
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                                    COMERICA BANK-TEXAS

                                    By:  /s/ AAMIR SHAH
                                       -----------------------------
                                       Name: Aamir Shah
                                            ------------------------
                                       Title:  Vice President
                                             -----------------------




















 (Signature Page to Fourth Amendment to Amended and Restated Credit Agreement)
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                                        JPMORGAN CHASE BANK


                                        By: /s/ BRUCE A. SHILCUTT
                                           ------------------------------------
                                        Name: Bruce A. Shilcutt
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------










  (Signature Page to Fourth Amendment to Amended and Restated Credit Agreement)


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         Guarantors hereby consent and agree to this Amendment and agree that each Guaranty shall remain in full force and effect and shall continue to (i) guarantee the Guaranteed Indebtedness (as defined in such Guaranty), and (ii) be the legal, valid and binding obligation of Guarantors and enforceable against Guarantors and collateral in accordance with their respective terms. In addition, Guarantors hereby agree that each Subsidiary Security Agreement, each Subsidiary Pledge Agreement, each Contribution and Indemnification Agreement and each Real Property Security Document shall remain in full force and effect and shall continue to (i) secure the Obligations (as defined in the Loan Documents other than the Real Property Security Documents) and Debt (as defined in the Real Property Security Documents), and (ii) be the legal, valid and binding obligation of Guarantors and enforceable against Guarantors and collateral in accordance with their respective terms.


                                        OBLIGATED PARTIES:

                                        EZ CAR SALES, INC.
                                        EZCORP INTERNATIONAL, INC.
                                        EZMONEY HOLDINGS, INC.
                                          (formerly EZPAWN South Carolina, Inc.)
                                        EZMONEY MANAGEMENT, INC.
                                          (formerly EZPAWN Kansas, Inc.)
                                        EZMONEY NORTH CAROLINA, INC.
                                        EZPAWN ALABAMA, INC.
                                        EZPAWN ARKANSAS, INC.
                                        EZPAWN COLORADO, INC.
                                        EZPAWN CONSTRUCTION, INC.
                                        EZPAWN FLORIDA, INC.
                                        EZPAWN GEORGIA, INC.
                                        EZPAWN HOLDINGS, INC.
                                        EZPAWN INDIANA, INC.
                                        EZPAWN KENTUCKY, INC.
                                        EZPAWN LOUISIANA, INC.
                                        EZPAWN MISSOURI, INC.
                                        EZPAWN NEVADA, INC.
                                        EZPAWN NORTH CAROLINA, INC.
                                        EZPAWN OKLAHOMA, INC.
                                        EZPAWN TENNESSEE, INC.
                                        TEXAS EZPAWN MANAGEMENT, INC.


                                        By:  /s/  DANIEL N. TONISSEN
                                           -------------------------------------
                                           Name:  Daniel N. Tonissen
                                                --------------------------------
                                           Title: Sr. Vice-President
                                                 -------------------------------



  (Signature Page to Fourth Amendment to Amended and Restated Credit Agreement)


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                                         TEXAS EZPAWN L.P.

                                         By:  TEXAS EZPAWN MANAGEMENT, INC.,
                                              its sole general partner

                                              By: /s/ DANIEL N. TONISSEN
                                                 ------------------------------
                                                 Name: Daniel N. Tonissen
                                                      -------------------------
                                                 Title: Sr. Vice-President
                                                       ------------------------

                                         TEXAS PRA MANAGEMENT, L.P.

                                         By:  EZMoney Management, Inc.,
                                              its sole general partner

                                              By: /s/ DANIEL N. TONISSEN
                                                 ------------------------------
                                                 Name: Daniel N. Tonissen
                                                      -------------------------
                                                 Title: Sr. Vice-President
                                                       ------------------------



 (Signature Page to Fourth Amendment to Amended and Restated Credit Agreement)